================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 14, 2006


                          SUN-TIMES MEDIA GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
--------------------------------------------------------------------------------
       (Commission File Number)            (I.R.S. Employer Identification No.)


         350 NORTH ORLEANS, 10-S
            CHICAGO, ILLINOIS                               60654
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code:   (312) 321-2299
                                                          ----------------------

                                      N/A
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02     DEPARTURE  OF  DIRECTORS   OR  CERTAIN   OFFICERS;   ELECTION  OF
              DIRECTORS;   APPOINTMENT   OF  CERTAIN   OFFICERS;   COMPENSATORY
              ARRANGEMENTS CERTAIN OFFICERS.

              On November 14, 2006, the Board of Directors of Sun-Times Media Group, Inc. (the "Company") appointed Cyrus F. Freidheim, Jr. as its President and Chief Executive Officer to succeed Gordon A. Paris. Mr. Freidheim, 71, has served as a member of the Company's Board of Directors since October 2005. Mr. Freidheim has been Chairman of Old Harbour Partners, a private investment firm he founded, since 2004. From 2002 to 2004, Mr. Freidheim was Chairman, President and Chief Executive Officer of Chiquita Brands International Inc., a major producer, marketer and distributor of fresh produce. From 1990 to 2002, Mr. Freidheim was Vice Chairman and Senior Vice President at Booz Allen & Hamilton International, a management consulting firm, in Chicago, Illinois, having joined Booz Allen & Hamilton International in 1966. Mr. Freidheim currently serves as a director of Allegheny Energy Inc., HSBC Finance Corporation and SITEL Corporation, all of which are United States public reporting companies.

              In connection with Mr. Freidheim's appointment, the Company agreed to a compensation arrangement for Mr. Freidheim. The compensation arrangement with Mr. Freidheim provides for: (a) an annual base salary of $680,000; (b) an annual bonus for 2007 (with a target bonus of 100% of base salary and a maximum bonus of 200% of base salary) based on performance against EBITDA-based targets to be agreed, payable 50% in cash and 50% in shares of the Company's Class A Common Stock, with the number of shares to be determined based on the closing price of a share of the Company's Class A Common Stock on November 14, 2006; (c) a pro rata bonus for 2006 (based on a full-year amount of $680,000); (d) a grant of 100,000 shares of restricted stock that vest 50% on November 15, 2007 and November 15, 2008, subject to continued employment as Chief Executive Officer on the applicable date; and (e) a grant of a "stock opportunity award" pursuant to which Mr. Freidheim will be eligible to earn (i) 50,000 shares of the Company's Class A Common Stock when the average daily closing price of a share of the Company's Class A Common Stock over any consecutive four-month period exceeds $7.00, and an additional 50,000 shares of the Company's Class A Common Stock when the average daily closing price of a share of the Company's Class A Common Stock over any consecutive four-month period exceeds $8.00, $9.00 and $10.00, respectively (so that a maximum of 200,000 shares of the Company's Class A Common Stock may be earned under this portion of the stock opportunity award) and (ii) 100,000 shares (at target) or 200,000 shares (at maximum) based on performance against EBITDA-based targets to be agreed, which will be established independently of the EBITDA-based goals used for the 2007 bonus (so that a maximum of 400,000 shares of the Company's Class A Common Stock in the aggregate may be earned under both portions of the stock opportunity award), subject in each case to continued employment as Chief Executive Officer on the applicable date, and provided further that any shares earned under the stock opportunity award may not be sold, transferred or otherwise disposed of by Mr. Freidheim so long as he remains Chief Executive Officer of the Company (except to pay taxes incurred in connection with earning such shares).

              After December 31, 2007, either the Company or Mr. Freidheim may terminate the employment relationship with 60 days notice. If Mr. Freidheim's employment is terminated by the Company (other than for cause or due to death or disability) prior to December 31, 2007, Mr. Freidheim will receive continuation of his base salary, target annual bonus and employee benefits through December 31, 2007 or, if later, six months following the date of termination of employment. If Mr. Freidheim's employment is terminated by the Company (other than for cause or due to death or disability), then Mr. Freidheim will have twelve months from the date of termination of employment to earn the shares of the Company's Class A Common Stock under the stock opportunity award, and after such twelve-month period such award shall be cancelled and expire. In the event of a change of control of the Company as defined in the Company's 2006 Long-Term Incentive Plan, Mr. Freidheim will be covered by the standard change of control agreement now in place with other executives (generally providing for acceleration of equity-based awards and, upon certain terminations of employment after a change of control, a severance payment and continuation of health and welfare benefits), provided that Mr. Freidheim will receive only six months severance and six months continuation of health and welfare benefits (without duplication of any other severance provisions). A description of the material terms of the arrangement with Mr. Freidheim is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

              On November 14, 2006, Gordon A. Paris, the Company's President and Chief Executive Officer resigned from such positions, effective immediately. Mr. Paris will remain an employee of the Company until December 29, 2006. In connection with his resignation, Mr. Paris and the Company modified the terms of his Separation Agreement, dated September 13, 2006. The modification reflects Mr. Paris' resignation as President and Chief Executive Officer of the Company effective November 14, 2006 and his continuing employment through December 29, 2006. A copy of the modification is attached as
Exhibit 99.2 hereto and is incorporated by reference herein.

ITEM 7.01     REGULATION FD DISCLOSURE

              On November 15, 2006, the Company issued a press release regarding the events discussed above. A copy of the press release is attached as Exhibit 99.3 hereto.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

       (d)

       EXHIBIT NO.       EXHIBIT
       -----------       -------
       99.1              Terms of Freidheim Compensation Arrangement
       99.2              Amendment to Separation Agreement between the Company
                         and Gordon A. Paris
       99.3              Press Release dated November 15, 2006

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         SUN-TIMES MEDIA GROUP, INC.
                                             (Registrant)



Date:  November 15, 2006                 By: /s/ James R. Van Horn
                                             -------------------------------
                                             Name:  James R. Van Horn
                                             Title: Vice President, General
                                                    Counsel and Secretary

                                 EXHIBIT INDEX


       EXHIBIT NO.       EXHIBIT
       -----------       -------
       99.1              Terms of Freidheim Compensation Arrangement
       99.2              Amendment to Separation Agreement between the Company
                         and Gordon A. Paris
       99.3              Press Release dated November 15, 2006